UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2011

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1467
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Associated Estates Realty Corporation (the “Company”) was held in Cleveland, Ohio, on May 4, 2011.  At that meeting, the shareholders considered and acted upon the following proposals:

Proposal No. 1:  Election of Directors.  By the vote reflected below, the shareholders elected the following individuals as directors for a one-year term and until his successor has been duly elected and qualified:

Director	For	Against	Abstain	Broker Non- Votes
Albert T. Adams	31,367,483	4,820,688	-	2,952,532
James M. Delaney	35,299,257	888,914	-	2,952,532
Jeffrey I. Friedman	33,501,549	2,686,622	-	2,952,532
Michael E. Gibbons	35,600,786	587,385	-	2,952,532
Mark L. Milstein	33,042,953	3,145,218	-	2,952,532
James A. Schoff	35,496,926	691,245	-	2,952,532
Richard T. Schwarz	35,295,660	892,511	-	2,952,532

Proposal No. 2:  Approval of the Company's 2011 Equity-Based Award Plan.  By the vote reflected below, the shareholders approved the Company’s 2011 Equity-Based Award Plan:

	For	Against	Abstain	Broker Non- Votes
Proposal 2	28,806,824	7,293,815	87,532	2,952,532

Proposal No. 3:  Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.   By the vote reflected below, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011:

	For	Against	Abstain	Broker Non- Votes
Proposal 3	38,795,701	229,956	115,046	-

Proposal No. 4:  Advisory vote on executive compensation.   By the vote reflected below, the shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement:

	For	Against	Abstain	Broker Non- Votes
Proposal 4	34,750,537	828,585	609,049	2,952,532

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Proposal No. 5:  Advisory vote on the frequency of holding a vote on executive compensation.   Reflected below are the results of the advisory vote on the frequency of holding an advisory vote on executive compensation:

	1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
Proposal 5	31,729,078	551,828	3,849,581	57,684	2,952,532

In accordance with the Board of Directors’ recommendation and the shareholders advisory voting results regarding the frequency of holding a vote on executive compensation, the Board of Directors has determined that such advisory vote will be held annually.

ITEM 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

            Exhibit 10.1    Associated Estates Realty Corporation 2011 Equity-Based Award Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Estates Realty Corporation

Date: May 6, 2011	By:	/s/Lou Fatica
Vice President, Chief Financial Officer and Treasurer

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